EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2026 of BILI Social International, Inc., a Florida corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adrian Capobianco, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 14, 2026	By:	/s/ Adrian Capobianco
Adrian Capobianco
Chief Financial Officer (Principal Financial and Principal Accounting Officer)